10.03

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                        SECURITY AGREEMENT

     THIS SECURITY AGREEMENT is made as of the 10th day of April, 1997, between ALTA GOLD CO., a Nevada corporation ("Debtor"),BHF-BANK AKTIENGESELLSCHAFT, NEW YORK BRANCH ("BHF"), and GERALD METALS, INC., a Delaware corporation ("Gerald" and together with BHF, each a "Secured Party" and collectively the "Secured Parties"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the "Loan Agreement" (as defined below).

                 W I T N E S S E T H   T H A T:

     WHEREAS, Debtor seeks to induce each Secured Party to extend or continue to extend credit to Debtor from time to time; and

     WHEREAS, Debtor has agreed to enter into this Security
Agreement in order to induce each Secured Party, INTER ALIA, to extend credit to Debtor;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. THE SECURITY INTERESTS. (a) In order to secure the due and punctual payment and performance of (i) all obligations of Debtor contained herein; (ii) all indebtedness, liabilities and obligations of Debtor to each Secured Party under a certain Loan Agreement of even date herewith among Debtor and each Secured Party (hereinafter referred to as the "Loan Agreement") and under those certain Secured Promissory Notes of even date herewith of Debtor issued in favor of Secured Parties pursuant to the Loan Agreement (the "Notes"); and (iii) all indebtedness, liabilities and obligations of Debtor to each Secured Party of every kind and description, whether direct, indirect or contingent, whether now existing or hereafter arising or incurred, whether due or to become due, whether otherwise secured or unsecured and howsoever evidenced, incurred or arising, including, without limitation, all indebtedness, liabilities and obligations evidenced or arising pursuant to any promissory note, loan agreement, equipment lease, conditional sales agreement, refining agreement, trading agreement, financing agreement, purchase contract, guaranty, forward contract, option agreement, foreign exchange contract, or any other agreement or instrument which may at any time be executed or issued for Debtor's account or to which Debtor is now or hereafter may become a party (all of the foregoing are hereinafter collectively called the "Obligations"), Debtor hereby grants to each Secured Party a continuing security interest in the following described fixtures and personal property, whether now existing or hereafter arising (hereinafter collectively called the "Collateral"):

          All fixtures and all tangible and intangible personal property of Debtor of every kind and description and wherever located, in each case whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest, including, without limitation:

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               (1)  all equipment (as such term is defined
          in the Uniform Commercial Code the "UCC"), machinery and fixtures, including, without limitation, all data processing and computer equipment and all property and equipment listed on EXHIBIT A hereto, in each case whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest but specifically excluding crushing equipment and all mobile equipment, haultrucks and other items shown on EXHIBIT B hereto and any replacements thereof;

               (2)  all products, goods and inventory (as
          such terms are defined in the UCC), including, without limitation, all ore (in whatever form), merchandise, raw materials, work in process, parts, components, dies, molds, finished goods and all product inventory returned to or repossessed by Debtor, in each case whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest;

               (3) all instruments (as such term is defined in the UCC), documents of title, general intangibles, contract rights and policies and certificates of insurance, in each case whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest;

               (4)  all accessions, additions and
          improvements to, and all proceeds and products of, all of the foregoing included collateral, including proceeds of insurance, whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest; and

               (5)  all books, records, documents, computer
          tapes and discs relating to all of the foregoing included collateral, whether now owned or hereafter acquired by Debtor, or in which Debtor may now have or hereafter acquire an interest.

          (b) All of Debtor's equipment, fixtures and product inventory included in the foregoing are sometimes hereinafter collectively called the "Tangible Collateral".

          (c)  The security interests granted pursuant to this
Section 1 (the "Security Interests") are granted as security only and shall not subject any Secured Party to, or transfer to any Secured Party, or in any way affect or modify, any obligation or liability of Debtor under any of the Collateral or any transaction which gave rise thereto.

     SECTION 2. FILING; FURTHER ASSURANCES. Debtor will, at its expense, execute, deliver, file and record (in such manner and form as any Secured Party may require), or permit any Secured Party to file and record, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Security Agreement ( which the parties hereto agree shall be sufficient as a financing statement hereunder),
any  specific  assignments  or  other   paper   that   may   be
reasonably necessary or desirable, or that any Secured Party may request, in order to create,

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confirm, preserve, perfect or validate any Security Interest or to enable such Secured Party to exercise and enforce its rights and remedies hereunder or under applicable law with respect to any of the Collateral. Debtor hereby appoints each Secured Party as Debtor's attorney-in-fact to execute in the name and on behalf of Debtor such additional financing statements as such Secured Party may at any time request or require in respect of the Collateral.

     SECTION 3. DEBTOR'S REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants to each Secured Party as follows:

          (a) Debtor is, or to the extent that certain of the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral free from any adverse lien, security interest or encumbrance other than as listed on EXHIBIT C hereto.

          (b)  No financing statement covering the
     Collateral is on file in any public office, other than the financing statements filed pursuant to this Security Agreement or as listed on said EXHIBIT C.

          (c) All additional information, representations and warranties contained in EXHIBIT D hereto and made a part hereof, and any Schedules attached to said EXHIBIT D, are true, accurate and complete in all material respects on the date hereof.

     SECTION 4. DEBTOR'S COVENANTS. Debtor hereby covenants and agrees with each Secured Party that Debtor will:

          (a) Defend the Collateral against all material adverse claims and demands of all persons at any time claiming any interest therein, other than permitted liens listed on EXHIBIT C hereto.

          (b)  Provide each Secured Party, at least fifteen
     (15) business days prior to occurrence, with written notice of (i) any change in location of Debtor's chief executive office or the office where Debtor maintains its books and records, (ii) the movement or location of Collateral to or at any address other than as set forth in said EXHIBIT D and (iii) any event or occurrence which would render any warranty or information contained in EXHIBIT D hereto inaccurate or incomplete in any material adverse respect.

          (c) Immediately notify Secured Party of any event causing a substantial loss or diminution in the value of all or any material part of the Collateral and the amount or an estimate of the amount of such loss or diminution.

          (d)  Not sell or offer to sell or otherwise
     assign, transfer or dispose of the Collateral or any interest therein, without each Secured Party's prior written consent (such consent not to be unreasonably withheld) other than in the ordinary

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     course of business or except for Collateral no longer
     required for its business or Collateral that is replaced by collateral of equivalent or greater value.

          (e)  Except as for permitted liens listed on
     EXHIBIT C attached hereto, keep the Collateral free from any material adverse lien, security interest or encumbrance and in good order and repair, reasonable wear and tear excepted, and not waste or destroy the Collateral or any part thereof, except in the normal course of business.

          (f)  Not use the Collateral in violation of
     applicable law (except that, in the case of any violation of health and safety laws or environmental laws, the violation shall not be a default so long as Debtor is diligently effecting a cure of the same) or of any policy of insurance applicable thereto.

          (g) Not change its corporate name, identity or structure without each Secured Party's prior written consent (such consent not to be unreasonably withheld).

          (h) At any Secured Party's request, execute, acknowledge and deliver such further documents and instruments as such Secured Party may from time to time reasonably request or require to confirm such Secured Party's Security Interests in and to any patent, trademark or servicemark, and any registrations or applications for same.

          (i) Promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date penalties are attached thereto, provided that Debtor shall have the right to contest the same in good faith.

          (j) Have and maintain insurance at all times with respect to the Tangible Collateral against risks of fire (including so-called extended coverage) and theft, and such other risks as any Secured Party may reasonably require in writing, containing such terms,
     in such form, in such amounts, for such periods, and written by such companies as may be reasonably satisfactory to such Secured Party, such insurance to name each Secured Party as "additional insured" and "mortgagee" thereunder and to be payable to each
     Secured Party and Debtor as their respective interests may appear pursuant to Loss Payable Endorsements in form acceptable to Secured Parties. All policies of insurance shall provide for thirty (30) days' prior written notice to each Secured Party of cancellation or material amendment of the policies, and Debtor shall furnish each Secured Party with certificates or other evidence satisfactory to each Secured Party of compliance with the foregoing insurance provisions. Debtor shall notify each Secured Party of any material change in the insurance maintained with respect to the Tangible Collateral and shall furnish each Secured
     Party satisfactory evidence of any such change.
     Without limiting any other remedies available to any Secured Party, in the event Debtor shall default in the performance of its obligations under this paragraph
     (j), any  Secured  Party,  at  its  option,  may  effect
     such   insurance   coverage   with   an  insurer

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     acceptable to such Secured Party and add the premium(s)
     paid therefor to the Obligations secured hereby, and the amount of such premium(s) shall be payable by Debtor on demand with interest thereon at the highest rate payable under the agreements evidencing the Obligations.

     SECTION 5. RECORDS RELATING TO COLLATERAL. Debtor will keep its records concerning the Collateral at its offices in Henderson, Nevada and/or the locations shown on EXHIBIT D hereto or at such other place or places of business as each Secured Party may approve in writing (such approval not to be unreasonably withheld). Debtor will hold and preserve such records and will permit each Secured Party's representatives at any time during normal business hours to examine and inspect the Collateral and to make abstracts from such records, and will furnish to each Secured Party such information and reports regarding the Collateral as each Secured Party may from time to time reasonably request, but, unless an Event of Default has occurred, each Secured Party shall maintain the confidentiality thereof.

     SECTION 6. GENERAL AUTHORITY. Debtor hereby irrevocably, during the term of this Agreement, appoints each Secured Party Debtor's true and lawful attorney, with full power of substitution, in the name of Debtor, any Secured Party or otherwise, for the sole use and benefit of each Secured Party, but at Debtor's expense, to the extent permitted by law to exercise, at any time and from time to time after any Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral (which power shall be in addition and supplemental to any powers, rights and remedies of each Secured Party described herein or otherwise available to any Secured Party under applicable law):

          (i) to demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon or by virtue thereof,

          (ii)  to receive, take, endorse, assign and
     deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by any Secured Party in connection therewith,

          (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (iv) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof as fully and effectually as if each Secured Party were the absolute owner thereof,

          (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto, and

          (vi)  to discharge any taxes, liens, security
     interests or other encumbrances at any time placed thereon.

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The powers conferred on each Secured Party under this Section 6 are solely to protect, realize upon and enforce each Secured Party's Security Interests and rights and remedies in respect to the Collateral and shall not impose any duty upon any Secured Party to exercise such power.

     SECTION 7. EVENTS OF DEFAULT. Debtor shall be in default under this Security Agreement upon the occurrence of any one or more of the following events (each such event is herein referred to as an "Event of Default"):

          (a) failure of Debtor to pay (i) any amount of principal or interest under any Note or (ii) any other
     Obligations, when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise;

          (b) occurrence of any Event of Default under the Loan Agreement;

          (c) failure of Debtor to timely perform, comply with or observe any other term, covenant, agreement or provision in this Security Agreement and such failure shall continue unremedied for a period of twenty (20) days after notice thereof to Debtor by any Secured
     Party or such longer period (but in any event not longer than thirty (30) days) as may be required to complete performance of such obligation (but only if such performance is diligently commenced during such twenty (20) day period and diligently continued during such longer period, and provided that the delay occasioned by such longer period would not, in the reasonable judgment of any Secured Party, have a material adverse affect on the financial condition, operations or business taken as a whole of Debtor);

          (c) any representation or warranty made by or on behalf of Debtor pursuant to this Agreement, any Note, the Loan Agreement or any other agreement, document, instrument or certificate executed by Debtor in favor of any Secured Party shall be untrue or misleading in any material respect as of the date such representation or warranty was made or is deemed to have been made; or

          (d)  Debtor shall (i) discontinue or abandon
     operation of its business, except for normal shutdown periods, (ii) apply for or consent to or suffer the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (iii) admit in writing its inability to pay its debts as they mature,
     (iv) make a general assignment for the benefit of creditors, (v) file, or have filed against it, a petition for relief under Title 11 of the United States Code, (vi) file, or have filed against it, a petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if corporate action shall be taken for the purpose of effecting any of the foregoing, (vii) become

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     insolvent, (viii) fail to generally pay its debts as
     they mature or (ix) have liabilities which exceed the fair value of its assets.

     SECTION 8. REMEDIES UPON EVENT OF DEFAULT. (a) If any Event of Default shall have occurred, any Secured Party may exercise all the rights and remedies of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where such rights and remedies are exercised) and, in addition, any Secured Party may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral in the manner specified in Section 10 hereof, and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Obligations in full, sell the Collateral, or any part thereof, at public or private sale for cash, upon credit or for future delivery, and at such price or prices as such Secured Party may deem satisfactory.

          (b) Any Secured Party may require Debtor to assemble all or any part of the Collateral and make it available to such Secured Party at a place to be designated by such Secured Party which is reasonably convenient. Any holder of an Obligation may be the purchaser of any or all of the Collateral so sold at any public sale (and, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same absolutely, free from any right or claim of whatsoever kind. Upon any such sale such Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of Debtor.

          (c) Unless the Collateral to be sold is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the applicable Secured Party shall give Debtor at least thirty (30) days' prior written notice of its intention to make any such public or private sale. Each Secured Party and Debtor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC. Such notice, in case of a public sale, shall state the time and place fixed for such sale. Such notice, in case of a private sale or disposition, shall state the time after which any private sale or other intended disposition is to be made.

          (d) Any such public sale shall be held at such time or times within ordinary business hours and at public or private place or places as the applicable Secured Party may fix in the notice of such sale. At any public or private sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as the applicable Secured Party may determine. No Secured Party shall be obligated to make such sale pursuant to any such notice. The applicable Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by any Secured Party until the selling price is paid by the purchaser thereof, but such Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

          (e) Any Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

          (f) All rights and remedies contained herein shall be separate and cumulative and in addition to all other rights and remedies available to a secured party under applicable law, and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies.

     SECTION 9. RIGHT OF ANY SECURED PARTY TO USE AND OPERATE TANGIBLE COLLATERAL, ETC. Upon the occurrence of an Event of Default, to the extent permitted by law, any Secured Party shall have the right and power to take possession of all or any part of the Tangible Collateral, and to exclude Debtor and all persons claiming under Debtor wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same. Upon any such taking of possession, such Secured Party may, from time to time, at Debtor's expense, make all such repairs, replacements, alterations, additions and improvements to and of the Tangible Collateral as such Secured Party may deem proper.
In such case, such Secured Party shall have the right to manage and control the Tangible Collateral and to exercise all rights and powers of Debtor in respect thereto as such Secured Party shall deem best, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Tangible Collateral or any part thereof as such Secured Party may deem fit; and such Secured Party shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Tangible Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which such Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Tangible Collateral or any part thereof, and all other payments which such Secured Party may be required or authorized to make under any provision of this Security Agreement (including legal costs and attorney's fees). The remainder of such rents, issues, profits, fees, revenues and other income shall be applied to the payment of the Obligations in such order or priority as such Secured Party shall determine (subject to the provisions of Section 10 hereof) and, unless otherwise provided by law or by a court of competent jurisdiction, any surplus shall be paid over to Debtor.

     SECTION 10. APPLICATION OF COLLATERAL AND PROCEEDS. The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities:

          (a) first, to pay the expenses of such sale or other realization, including reasonable commission to such Secured Party's agent, and all expenses, liabilities and advances incurred or made by such Secured Party in connection therewith, and any other unreimbursed expenses for which such Secured
     Party is to be reimbursed pursuant to Section 11 hereof;

          (b) second, to the payment of the Obligations in such order and manner as each Secured Party, in their sole discretion, shall determine; and

               (c) finally, unless applicable law otherwise provides, to pay to Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

     SECTION 11. EXPENSES; EACH SECURED PARTY'S LIEN. Debtor will forthwith upon demand pay to each Secured Party:

          (a) the amount of any taxes (except income taxes) which any Secured Party may at any time be required to pay by reason of the Security Interests (including any applicable transfer taxes and taxes payable in connection with the filing of financing statements to perfect the Security Interests) or to free any of the Collateral from any lien thereon, and

          (b) the amount of any and all reasonable out-of-pocket expenses, including reasonable attorneys' fees and the reasonable fees and disbursements of any agents not regularly in its employ, which any Secured Party may incur in connection with (i) the preparation and administration of this Security Agreement, (ii) the collection, sale or other disposition of any of the Collateral, (iii) the exercise by any Secured Party of any of the powers, rights or remedies conferred upon it hereunder, or (iv) any default on Debtor's part hereunder.

     SECTION 12. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL. Upon the repayment and performance in full of all obligations of Debtor contained in this Security Agreement and all indebtedness, liabilities and obligations of Debtor to each Secured Party under the Loan Agreement and each Note, the Security Interests shall terminate and all rights to the Collateral shall revert to Debtor. Upon any such termination of the Security Interests or release of Collateral, each Secured Party will, at Debtor's expense to the extent permitted by law, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

     SECTION 13. NOTICES. All notices, communications and demands hereunder shall be in writing and sent by certified or registered mail, return receipt requested, or by overnight delivery service, with all charges prepaid, to the applicable party or parties at the addresses set forth below, or by facsimile transmission (including, without limitation, computer generated facsimile), promptly confirmed in writing sent by first class mail, to the FAX numbers and addresses set forth below:

     (i)  If to Debtor, to it at:

          Alta Gold Co.
          601 Whitney Ranch Drive
          Suite 10
          Henderson, Nevada  89014
          Attention:  Robert N. Pratt, President
          FAX No.:  (702) 433-1547
          Telex No.:
          ANSWERBACK:

     (ii)  If to any Secured Party, to each Secured Party at:

          BHF-BANK Aktiengesellschaft
          590 Madison Avenue
          30th Floor
          New York, New York  10022-2540

          FAX No.:  (212) 756-5536
          Telex No.:
          ANSWERBACK:

and       Gerald Metals, Inc.
          6 High Ridge Park,
          Stamford, Connecticut 06905
          Attention:  Robert Kaeser

          FAX No.:  (203) 609-8301
          Telex No.:
          ANSWERBACK:

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section. All such notices and correspondence shall be deemed given upon the earliest to occur of (i) actual receipt, (ii) if sent by certified or registered mail, three (3) business days after being postmarked, (iii) if sent by overnight delivery service, when received or when delivery is refused, or (iv) if sent by facsimile or telex, when receipt of such transmission is acknowledged.

     SECTION 14. WAIVERS; NON-EXCLUSIVE REMEDIES. (a) Except as otherwise specifically provided herein, Debtor hereby waives demand, notice, protest, notice of acceptance of this Security Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon (and all other demands and notice of any description). With respect to both the Obligations and the Collateral, Debtor hereby assents to any extension or postponement of the time of payment
or  any  other  indulgence,   to   any   substitution,  exchange
or  release  of  Collateral,  to  the  addition  or  release of
any   party    or    person    primarily    or  secondarily
liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as each Secured Party may deem advisable.

          (b) Except as otherwise provided by applicable law, no Secured Party shall have any duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody of any Collateral in its possession. Except as otherwise provided by applicable law, each Secured Party may exercise its rights with respect to the Collateral without resorting or regard to other collateral or sources of reimbursement for liability. Except as otherwise provided by applicable law, no Secured Party shall be required to marshal any present or future security for (including, but not limited to, this Security Agreement and the Collateral subject to the Security Interests created hereby), or guaranties of, the Obligations or any of them, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such security and guarantees shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may do so, Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of any Secured Party's rights under this Security Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may do so, Debtor hereby irrevocably waives the benefits of all such laws.

          (c) No failure on the part of any Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by any Secured Party of any right, power or remedy under this Security Agreement preclude any other right, power or remedy. The remedies in this Security Agreement are cumulative and are not exclusive of any other remedies provided by law, including any rights of setoff in favor of any Secured Party.

          (d) Debtor, to the extent it may lawfully do so, hereby consents to the jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for the purpose of any suit or proceeding brought in connection with or with respect to this Security Agreement.

     SECTION 15.  WAIVER OF JURY TRIAL.  EACH OF DEBTOR AND
SECURED PARTY HEREBY EXPRESSLY WAIVES TRIAL BY JURY IN ANY ACTION
BROUGHT ON OR WITH RESPECT TO THIS SECURITY AGREEMENT.

     SECTION 16. CHANGES IN WRITING. Neither this Security Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     SECTION 17. NEW YORK LAW; MEANING OF TERMS. THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SAID STATE AND WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS, EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY STATE OTHER THAN NEW YORK ARE GOVERNED BY THE LAWS OF SUCH STATE. Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the UCC as in effect in the State of New York have the meanings therein stated.

     SECTION 18. SEPARABILITY. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of each Secured Party.

     SECTION 19. SUCCESSORS AND ASSIGNS. This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including, without limitation, any subsequent holders of any Note or any of the Obligations, each of whom shall, without further act, become a party hereto by becoming a holder of any Note or such Obligations.

     SECTION 20.  HEADINGS.  The headings in this Security
Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 21. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement.

     SECTION 22. AMENDMENT AND RESTATEMENT OF PRIOR AGREEMENT. The provisions contained herein shall, effective the date hereof, be deemed to amend and restate the terms of a certain Security Agreement dated as of May 31, 1996 between Debtor and Gerald in its entirety.

     IN WITNESS WHEREOF, this Security Agreement has been executed by the parties hereto all as of the day and year first above written.

WITNESS:                     ALTA GOLD CO.

________________________     By_______________________________
                             Title____________________________

                             BHF-BANK AKTIENGESELLSCHAFT, NEW
                             YORK BRANCH

________________________     By_______________________________
                             Title____________________________

                (signatures continued on page 13)

________________________     By_______________________________
                             Title____________________________

                             GERALD METALS, INC.


________________________     By_______________________________
                             Title____________________________


________________________     By_______________________________
                             Title____________________________

                            EXHIBIT A

                 LIST OF PROPERTY AND EQUIPMENT

                           SCHEDULE A

                 LIST OF PROPERTY AND EQUIPMENT


  EQUIPMENT                 YEAR   MANUFACTURER     MODEL           SERIAL #

Wheel Loader                1988   Caterpillar      988 Series B    50W9142
Wheel Loader                1988   Caterpillar      988 Series B    50W8918
Wheel Loader                1988   Caterpillar      988 Series B    50W8583
Dozer                       1987   Komatsu          D155A-1         29126
Dozer                       1989   Komatsu          D155A-1         29691
Haul Truck                  1987   Wabco Dresser    50 Ton          PCF23273BFA39Q
Haul Truck                  1987   Wabco Dresser    50 Ton          PCF23279BFA39Q
Haul Truck                  1987   Wabco Dresser    50 Ton          PCF23159BFA39H
Haul Truck                  1987   Wabco Dresser    50 Ton          PCF23160BFA39H
Haul Truck                  1987   Wabco Dresser    50 Ton          PCF23280BFA39S
Haul Truck                  1987   Wabco Dresser    50 Ton          PCF23281BFA39S
Haul Truck                  1981   Wabco Dresser    50 Ton          PCF21464BFA9CV
Haul Truck                  1980   Wabco Dresser    50 Ton          PCF21852BFA9DH
Grader                      1972   Caterpillar      14E             72G895
Grader                      1983   Caterpillar      14G             96U6084
Crawler Mounted Drill Rig   1988   Reichdrill       C-650-C         650CBB40048
Water Truck                 1979   Terex            40 Ton/         86030
                                                    10,000 Gallon
Crawler Mounted Drill Rig   1988   Ingersoll Rand   DM30            2934
Generator Set               1989   Caterpillar      3412            6FA5578
Generator Set               1988   Caterpillar      3412            6FA04887
Underground Drill Rig       1990   Dateline         ---             500-0009


CRUSHING PLANT #1

1989 Cedar Rapids jaw crusher, model #3648, mounted on a 3-axle trailer; driven by a 200 hp/480v/1780 rpm electric motor, serial
#41263; with Erieg Magnetics hanging belt magnet, model #7335, s/n #50847-2.

100 Eljoy 66" cone crusher, model #1220, mounted on a 5th wheel with three axles, serial #1E0589; driven by a 300 hp electric induction motor, model #B300, s/n #6FKF4BD; with a 42" delivery belt.

1990 Cedar Rapids 8' x 20' triple deck screen, serial #41998.

CRUSHING PLANT #2

1989 Cedar Rapids jaw crusher, model #3648; driven by a 250 hp/480v/1185 rpm electric motor, serial #41793; with Erieg
Magnetics hanging belt magnet, model #7335, serial #50847.

1986 Eljoy 54" cone crusher, model #1140; driven by a Caterpillar diesel engine, model #3406, serial #90U1469.

1989 Cedar Rapids 16' x 16' deck screen, serial #41452.

                            EXHIBIT B

                 EXCLUDED PROPERTY AND EQUIPMENT

      Equipment described in EXHIBIT C hereto as to which Cargill
Leasing  Corporation, First National Bank  of  Ely,  Lyon  Credit
Corp. or Concord Commercial has filed UCC financing statements listed on such EXHIBIT C.

                            EXHIBIT C

                         PERMITTED LIENS

(A)Property described in the following financing statements on file on date hereof:


                                                                               COLLATERAL
 FILING OFFICE          SECURED PARTY            FILE NO.       FILE DATE      DESCRIPTION
Nevada Secretary    NERCO Exploration Company    91-10688       11/19/91       Escrow funds
of State

                    Cargill Leasing              95-08576       06/19/95       Equipment
                    Corporation (assigned to
                    Cargill Leasing
                    Receivables, LLC)

                    Cargill Leasing              95-12612       09/06/95       Equipment
                    Corporation (assigned to
                    Cargill Leasing
                    Receivables, LLC)

                    First National Bank of Ely   96-            3/  /96        Mill and
                                                                               equipment

                    Lyon Credit Corp.            96-06852       5/3/96         Equipment

                    Cargill Leasing              97-02722       2/18/97        Equipment
                    Receivables, LLC

                    Concord Commercial           96-09309       6/13/96        Equipment

Clark County        Gerald Metals, Inc.          Bk 960716      7/16/96        All assets
Recorder            (assigned to BHF Bank,       Inst 00621
                    etc.)

                    Gerald Metals, Inc.          Bk 950727      7/16/96        Equipment
                                                 Inst 01195

Elko County         Gerald Metals, Inc.          386760         6/12/96        All assets
Recorder            (assigned to BHF Bank        Bk 942
                    Akhiengelsellschaft)         Pg 164

Elko County         Gerald Metals, Inc.          366877         4/20/95        All assets
Recorder


Washoe County       Gerald Metals, Inc.          1887690        9/24/95        All assets
Recorder

White Pine          Gerald Metals, Inc.          Bk 235         4/21/95        All assets
County Recorder                                  Pg 583


(B) Purchase money security interests in property acquired after the date hereof.

(C) Liens imposed by any governmental authority for taxes, assessments or charges not yet due.

(D) Liens with respect to the Griffon Mine securing indebtedness not to exceed Two Million Dollars ($2,000,000) in the aggregate at any time and incurred in connection with equipment financing.

                            EXHIBIT D

            ADDITIONAL REPRESENTATIONS AND WARRANTIES


     1. Debtor's exact name is: Alta Gold Co. Debtor has not used any other name within the previous five (5) years.

     2.  Debtor's Federal Tax Identification Number is:  #87-
0259249.

     3. Debtor uses in its business and owns the following trade names: None

     4.  Debtor's chief executive office is:  601 Whitney Ranch
Drive, Suite 10, Henderson, Nevada 89014.

     5.  Debtor's other places of business are:

          778 South Pioche Highway
          HC10
          Box 10050
          Ely, NV  89301

          1525 East Newlands Drive No. 1
          Fernley, NV  89401